BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund

BlackRock Funds V

BlackRock Low Duration Bond Portfolio

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Opportunities Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund

(each, a “Fund”)

Supplement dated May 28, 2024 to the Investor A1 Prospectus (each, a “Prospectus”) and Statement of Additional Information (each, an “SAI”) of each Fund

Effective May 28, 2024, each Prospectus is amended as follows:

The following disclosure replaces the first paragraph of the section of each Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Buy Shares—How to Pay for Shares—Making payment for purchases:”

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the first business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

The following disclosure replaces the second paragraph of the section of each Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Have your Financial Intermediary submit your sales order”:

Regardless of the method the Fund uses to make payment of your redemption proceeds (check, wire or ACH), your redemption proceeds typically will be sent one business day after your request is submitted, but in any event, within seven days.

The following disclosure replaces the second paragraph of the section of each Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Selling shares held directly with BlackRock—Payment of Redemption Proceeds”:

Payment by Check: BlackRock will normally mail redemption proceeds within one business day following receipt of a properly completed request, but in any event within seven days. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

The following disclosure replaces the fourth paragraph of the section of each SAI entitled “Redemption of Shares—Redemption—Redeem in Writing:”

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within one business day of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-PRIME-0524SUP